UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

April 29, 2024
Date of Report (date of earliest event reported)

GENUINE PARTS COMPANY
(Exact name of registrant as specified in its charter)

GA		001-05690	58-0254510
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(I.R.S. Employer Identification No.)

2999 WILDWOOD PARKWAY,
ATLANTA,	GA		30339
(Address of principal executive offices)			(Zip Code)

(678) 934-5000
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CF.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value per share	GPC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 30, 2024, the Company issued a press release announcing that its shareholders elected Mr. Charles “Chuck” K. Stevens as a new director of the Company. Additionally, Mr. E. Jenner Wood has retired as a director.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2024 Annual Meeting of Shareholders of Genuine Parts Company (the "Company") was held on April 29, 2024 to: (1) elect each of the persons listed to serve as a director of the Company with terms to expire at the 2025 Annual Meeting; (2) approve, on an advisory basis, the Company’s executive compensation (“Say-on-Pay”); (3) approve an amendment to the Company's 2015 Incentive Plan to extend its term, and (4) ratify the selection of Ernst & Young LLP as independent auditors of the Company for 2024.

The results of the vote of the Company's shareholders for each proposal:

Proposal 1: The following nominees were elected to serve as members of the Company's Board of Directors until the 2025 Annual Meeting:

Name	For	Withheld	Broker Non-Votes
Elizabeth W. Camp	105,109,428	1,442,365	14,375,460
Richard Cox, Jr.	105,250,172	1,301,621	14,375,460
Paul D. Donahue	99,543,362	7,008,431	14,375,460
Gary P. Fayard	104,706,168	1,845,625	14,375,460
P. Russell Hardin	96,510,575	10,041,218	14,375,460
John R. Holder	102,615,691	3,936,102	14,375,460
Donna W. Hyland	97,552,068	8,999,725	14,375,460
John D. Johns	100,841,140	5,710,653	14,375,460
Jean-Jacques Lafont	104,073,089	2,478,705	14,375,460
Robert C. “Robin” Loudermilk, Jr.	100,418,984	6,132,809	14,375,460
Wendy B. Needham	101,431,157	5,120,636	14,375,460
Juliette W. Pryor	101,835,314	4,716,479	14,375,460
Darren Rebelez	104,441,071	2,110,722	14,375,460
Chuck K. Stevens, III	105,332,794	1,218,999	14,375,460

Proposal 2: An advisory vote on executive compensation ("Say-on-Pay") was approved.

For	Against	Abstain	Broker Non-Votes
97,534,291	8,704,755	312,747	14,375,460

Proposal 3: An amendment to the Company's 2015 Incentive Plan to extend its term for an additional ten-year period was approved.

For	Against	Abstain	Broker Non-Votes
102,771,603	3,443,929	336,260	14,375,460

Proposal 4: The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2024 was ratified.

For	Against	Abstain	Broker Non-Votes
114,898,631	5,908,848	119,774	—

Item 8.01 Other Events

On April 30, 2024, the Board of Directors of the company declared a regular quarterly cash dividend of one dollar ($1.00) per share on the company’s common stock. The dividend is payable on July 1, 2024 to shareholders of record on June 7, 2024.

A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release dated April 30, 2024
104	The cover page from this current report on Form 8-K, formatted in inline XBRL

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Genuine Parts Company

Date: April 30, 2024	By:	/s/ Bert Nappier

Name: Bert Nappier
Title: Executive Vice President and CFO